      1                           EXHIBIT 24


                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorney for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of February 1996.





                              R. E. Allen
                              Chairman of the Board and Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1996.





                              R. W. Miller
                              Senior Executive Vice President
                               and Chief Financial Officer

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is an officer of the Company, as indicated below her signature:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER and S. L. PRENDERGAST, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as an officer of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of February, 1996.





                              M. B. Tart
                              Vice President and Controller

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February, 1996.




                              Philip M.Hawley
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1996.




                              Carla A. Hills
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of February, 1996.




                              Belton K. Johnson
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1996.




                              Ralph S. Larsen
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of February, 1996.




                              Alex J. Mandl
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February, 1996.




                              Donald F. McHenry
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of February, 1996.




                              Victor A. Pelson
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1996.




                              Donald S. Perkins
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of February, 1996.




                              Michael I. Sovern
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February, 1996.




                              Franklin A. Thomas
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14th day of February, 1996.




                              Thomas H. Wyman
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1996.




                              M. Kathryn Eickhoff
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 23rd day of February, 1996.




                              Drew Lewis
                              Director

                       POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints R. W. MILLER, M. B. TART and S. L. PRENDERGAST, and each of them, as attorneys for him or her and in his or her name, place and stead, and in his or her capacity as a director of the Company, to execute and file such annual report, and thereafter to execute and file any amendments or amendments thereto, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he or she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 27th day of February, 1996.




                              Kenneth T. Derr
                              Director